UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2016

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-37349	98-1188172
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

11700 Katy Freeway, Suite 300, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 355-8614

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On January 5, 2016, Nobilis Health Corp. (the “Company”) received a letter from NYSE Regulation, Inc. (the “NYSE”) stating that the NYSE has determined that the Company is not in compliance with Sections 134 and 1101 of the NYSE MKT LLC’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “3Q 10-Q”) with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file the 3Q 10-Q is a material violation of its listing agreement with the NYSE and, therefore, pursuant to Section 1003(d) of the Company Guide, the NYSE is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the NYSE MKT (the “Exchange”).

The NYSE has informed the Company that, in order to maintain its listing on the Exchange, the Company must, by February 5, 2016, submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by May 23, 2016 (the “Plan Period”). If the Company’s Plan is accepted by the NYSE, then the Company will be able to continue its listing during the Plan Period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the Plan. If the Plan is not accepted by the NYSE, then the Company will be subject to delisting proceedings. Furthermore, if the Plan is accepted by the NYSE, but the Company is not in compliance with the continued listing standards of the Company Guide by November 23, 2016, or if the Company does not make progress consistent with the Plan during the Plan Period, then the NYSE staff will initiate delisting proceedings as appropriate. Should the Company anticipate being unable to file its 3Q 10-Q by February 5, 2016, the Company will submit the Plan by February 5, 2016.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 6, 2016, Chris Lloyd resigned as Chief Executive Officer of the Company, effective as of that date. Mr. Lloyd had served as the Company’s Chief Executive Officer since December 1, 2014.

Harry Fleming, who has served as the Company’s Chairman of the Board of Directors, was appointed by the Board as Chief Executive Officer and stepped down as Chairman of the Board effective January 6, 2016. He will continue to serve as a member of the Board. Mr. Fleming’s compensation as Chief Executive Officer has not yet been determined by the Compensation Committee. Mr. Fleming’s current employment arrangement and compensation will remain in effect until a new compensation agreement is reached with the Compensation Committee. An amendment to this Current Report on Form 8-K will be filed at a later date to disclose such employment arrangement and compensation when a determination has been made. Mr. Fleming, age 57, has been a Company director since October 2010, its Chief Financial Officer from March 2013 to July 2014, its President from July 2014 until April 2015, and its Chairman since April 2015. Mr. Fleming served as Chairman and CEO of Acro Energy Technologies Corp. from 2007 to 2012. Further biographical information about Mr. Fleming and information relating to the terms of Mr. Fleming’s existing employment agreement are included under the sections “Directors, Executive Officers and Corporate Governance” and “Executive Compensation” in Amendment No. 1 to our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on October 23, 2015 and are incorporated herein by reference.

Steve Ozonian, the Company’s current chairman of the Audit Committee, was appointed as Chairman of the Board effective January 6, 2016. He will remain the Company’s Audit Committee chairman. Mr. Ozonian has been an independent member of our Board since April 2015. Mr. Ozonian serves as the chairman of the audit and executive committees of Lending Tree.

In connection with his departure as CEO, Mr. Lloyd entered into a Separation Agreement with the Company pursuant to which, in lieu of the compensation and severance benefits set forth in his existing employment agreement and in consideration of a general release of claims in favor of the Company, Mr. Lloyd will receive severance payments totaling $660,000. Under the terms of the Separation Agreement, Mr. Lloyd agreed that he would forfeit any entitlement to receive (i) a 2015 bonus under the Company’s short term incentive plan for executives and (ii) certain RSUs that he would have otherwise been entitled to receive under the terms of his employment agreement. The Company agreed to lift certain contractual lock ups that applied to the 3,143,746 shares of the Company’s common stock currently held by Mr. Lloyd, subject to any trading or resale restrictions imposed under applicable U.S. and Canadian securities laws and regulations.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of such agreement, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements relate to our intent, belief, or expectations regarding our filing a compliance plan with the NYSE on or before February 5, 2016, the acceptance of that plan by the NYSE, and the completion of that plan on or before May 23, 2016, including the filing of the Form 10-Q before that date. These statements involve risks and uncertainties that include: whether the Company will be able to prepare and submit a compliance plan to the NYSE on or before February 5, 2016, whether the NYSE will accept that plan, and whether the Company will be able to complete its compliance with that plan no later than May 23, 2016, including filing the Form 10-Q before that date. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For more information about other risks and uncertainties we face, please see the sections in our most recent annual report on Form 10-K and our most recent quarterly report on Form 10-Q entitled “Risk Factors.”

ITEM 7.01      REGULATION FD DISCLOSURE

A news release announcing the changes in management was issued on January 6, 2016. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A news release announcing the NYSE letter of noncompliance was issued on January 7, 2016. The full text of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

            (d)   Exhibits.

10.1	Separation Agreement and Release, dated as of January 6, 2016, between the Company and Chris Lloyd

99.1	Press Release dated January 6, 2016

99.2	Press Release dated January 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

By: /s/ Kenneth Klein

/s/ Kenneth Klein
Kenneth Klein
Chief Financial Officer

Date: January 7, 2016